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Exhibit 10.01

  EXHIBIT A

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of December 12, 2005, by and among Whitney Information Network, Inc. (the "Company"), Russell A. Whitney ("Whitney") and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement. Up to 50% of the securities may be sold by Whitney, rather than the Company.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

ARTICLE I
DEFINITIONS

        1.1   Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

          "Action" shall have the meaning ascribed to such term in Section 3.1(j).

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1. The Company may effect more than one Closing.

          "Closing Date" means the Trading Day selected by the Company after all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived. The Company may have more than one Closing Date.

          "Commission" means the U.S. Securities and Exchange Commission.

          "Common Stock" means the common stock of the Company, no par value per share, and any securities into which such common stock shall hereinafter have been reclassified into.

          "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Company Counsel" means Gary Agron, 5445 DTC Parkway, Suite 520, Englewood CO, 80111

          "Disclosure Schedules" shall have the meaning ascribed to such term in Section 3.1 hereof.

          "Equity Securities" shall have the meaning set forth under Rule 405 (or any successor rule) promulgated by the commission under the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

          "including" means including, without limitation.

          "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

          "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

          "Over-Allotment Option" shall have the meaning set forth in Section 2.4.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Placement Agent" means Noble International Investments, Inc. "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

          "Securities" means the Common Stock, the Warrants, and the Warrant Shares issuable under the Transaction Documents.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subscription Amount" shall mean, as to each Purchaser, the amount to be paid for the Units purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

          "Subsidiary" means any subsidiary of the Company as set forth on Schedule 3.1(a).

          "Trading Day" means a day during which trading in securities generally occurs on the Trading Market in which the Common Stock is then listed or traded.

          "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

          "Transaction Documents" means this Agreement, the Warrants, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          "Unit" means one share of Common Stock and a Warrant to purchase 0.50 of a share of Common Stock at an exercise price of $6.00 per whole share.

          "Voting Stock" shall mean Equity Securities of any class or classes, however designated, having ordinary voting power for the election of the members of the board of directors or other governing body of the subject entity.

          "Warrants" means the Common Stock Purchase Warrants in the form of Exhibit A delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof. Each Warrant shall represent the right to purchase 0.50 of a share of Common Stock at an exercise price of $6.00 per whole share, subject to adjustment.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II
PURCHASE AND SALE

        2.1   Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company or Whitney agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, up to 2,000,000 Units plus up to an additional 500,000 Units to cover overallotments. The number of Units to be purchased by each Purchaser shall be as set forth opposite such Purchaser's name on the signature page hereto, subject to the rights of the Company to reject any subscription in whole or in part in its sole and absolute discretion. Each Purchaser shall deliver to the Company or Whitney via wire transfer or a certified check of immediately available funds in an amount equal to its Subscription Amount and the Company or Whitney shall deliver to each Purchaser its respective shares of Common Stock and Warrants as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company Counsel, or such other location as the parties shall mutually agree. The Company may have more than one Closing and Closing Date. Up to 50% of the Units may be sold by Whitney, the Company's Chairman. Any proceeds from the sale of Units owned by Whitney or upon exercise of Warrants owned by Whitney, will be retained by him.

        2.2   Deliveries.

          (a)   On the Closing Date, the Company shall deliver or cause to be delivered to the Company Counsel with respect to each Purchaser the following:

            (i)    this Agreement, the Registration Rights Agreement and Investor Questionnaire duly executed by the Company;

            (ii)   a certificate evidencing a number of shares of Common Stock equal to one share of Common Stock for each Unit purchased; and

            (iii)  Warrants registered in the name of such Purchaser to purchase 0.50 shares of Common Stock for each Unit purchased, in the form of Exhibit C attached hereto.

          (b)   On the Closing Date, each Purchaser shall deliver or cause to be delivered the following:

            (i)    this Agreement, the Registration Rights Agreement and Investor Questionnaire duly executed by such Purchaser;

            (ii)   such Purchaser's Subscription Amount by wire transfer or by certified check of immediately available funds to the account as specified in writing by the Company; and

            (iii)  an Investor Questionnaire, completed by each such Purchaser and reasonably satisfactory to counsel for the Company.

        2.3   Closing Conditions.

          (a)   The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

            (i)    the accuracy in all material respects when made and on the Closing Date (except for representations and warranties made as of a specific date, which must be accurate in all material respects as of such date) of the representations and warranties of the Purchasers contained herein and in the Investor Questionnaire;

            (ii)   all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

            (iii)  the delivery by each of the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

          (b)   The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

            (i)    the accuracy in all material respects when made and on the Closing Date (except for representations and warranties made as of a specific date, which must be accurate in all material respects as of such date) of the representations and warranties of the Company contained herein;

            (ii)   all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

            (iii)  the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

        2.4   Over-Allotment Option. The Company shall have the right to offer and sell up to an additional 500,000 Units on the terms and conditions set forth herein in its sole and absolute discretion.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        3.1   Representations and Warranties of the Company and Whitney. Except as set forth: (i) under the corresponding Section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules") which Disclosure Schedules shall be deemed a part hereof or (ii) within any SEC Reports as of the date hereof, the Company and Whitney hereby make the representations and warranties set forth below to each Purchaser.

          (a)   Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens other than as disclosed in the SEC Reports and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Corporation and its Subsidiaries do not own any securities of any Person other than the Subsidiaries, except for securities owned in a trust capacity or held on account of a debt previously contracted.

          (b)   Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and to its knowledge no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c)   Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (d)   No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or would not reasonably be expected to result in a Material Adverse Effect.

          (e)   Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.6, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Common Stock and Warrants and the listing of the Common Stock and the Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

          (f)    Issuance of the Securities. The Securities will be duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. On or before the Closing Date, the Company will have reserved from its duly authorized capital stock a number of shares of Common Stock at least equal to the full number of Warrant Shares then issuable upon exercise of the Warrants.

          (g)   Capitalization. The capitalization of the Company is as described in the Company's most recent Annual Report on Form 10-KSB filed with the Commission, except as updated by the Company's SEC Reports (as defined below). Except as described in the Company's SEC Reports (as defined below), the Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. Except as described in the Company's SEC Reports and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

          (h)   SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial condition of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i)    Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

          (j)    Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k)   Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

          (l)    Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as would not reasonably be expected to have a Material Adverse Effect.

          (m)  Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or would not reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n)   Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except as described in the SEC Reports and except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

          (o)   Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (p)   Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q)   Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r)   Sarbanes-Oxley; Internal Accounting Controls. The Company has recently commenced an analysis of its internal controls for purposes of complying with Section 404 of the Sarbanes-Oxley Act of 2002, but otherwise to the best of its knowledge is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

          (s)   Certain Fees. Except fees being paid to the Placement Agents hereunder, no brokerage or finder's fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement based upon arrangements made by the Company or any of its Affiliates. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement based upon arrangements made by the Company or any of its Affiliates.

          (t)    Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Units by the Company or Whitney to the Purchasers as contemplated hereby. Assuming the Trading Market shall have approved the listing of additional shares of Common Stock, the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

          (u)   Investment Company. The Company is not, and immediately after receipt of payment for the shares of Common Stock, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (v)   Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

          (w)  Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (x)   Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (y)   No General Solicitation. Neither the Company nor, to the knowledge of the Company, any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to Persons it reasonably believes to be "accredited investors" as defined in Regulation D under the Securities Act.

          (z)   Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

        The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties, written or oral, with respect to the Company (including its assets, financial condition, results of operations, business or prospects) or the transactions contemplated hereby other than those specifically set forth in this Section 3.1, provided that nothing in this sentence shall be deemed to limit the Company's representations and warranties set forth in Section 3.1(w).

        3.2   Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a)   Organization; Authority. Such Purchaser is a natural person or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b)   Purchaser Representation. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment and not with a view to, or for sale in connection with, any distribution of such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty does not limit such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c)   Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be an "accredited investor" as defined in Regulation D under the Securities Act. Such Purchaser is not, and is not required to be, registered as a broker-dealer under Section 15 of the Exchange Act.

          (d)   Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities has no need for liquidity with respect to its investment and, at the present time, is able to afford a complete loss of such investment.

          (e)   General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f)    Purchaser Investigation. Such Purchaser has had the opportunity to request and receive all information deemed necessary by it to evaluate an investment in the Company. The Purchaser confirms that the Company has made available to the Purchaser the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Securities and the nature of the business of the Company, and to obtain additional information or documents which the Company possesses or can acquire without unreasonable effort or expense. In formulating the decision to acquire the Securities, the Purchaser has relied solely upon its own advisors and its own independent investigation of the Company with respect to this Agreement and the nature and effect of any investment in the Securities as well as the representations and warranties of the Company in Section 3.1 and the information contained, or incorporated by reference, in the Company's Private Placement Memorandum.

          (g)   Short Sale. Each Purchaser represents that after the date that such Purchaser learned of the terms of this transaction and through the Closing Date, neither it nor any Person over which the Purchaser has direct control, have made or will make any net short sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a net short sale, in the Common Stock. Moreover, Purchaser shall not make any such net short sales at any time prior to the date Purchaser's securities have been registered with the Commission for resale.

          (h)   Certain Fees. No brokerage or finder's fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement based upon arrangements made by the Purchaser or any of its Affiliates. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement based upon arrangements made by any Purchaser or any of its Affiliates.

        The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2 and in the Investor Questionnaire.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

        4.1   Transfer Restrictions.

          (a)   The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b)   The Purchasers agree to the imprinting, so long as is required by applicable federal and state securities laws, of a legend on any of the Securities in the following form:

        With respect to certificates representing Common Stock (including Warrant Shares):

    THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

        With respect to the Warrants:

    THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND APPLICABLE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

    NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

    THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY.

          (c)   Certificates evidencing the Common Stock, including Warrant Shares, shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) following any sale of such Common Stock pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, or (ii) if such Common Stock is eligible for sale under Rule 144(k), provided that, in each case, the Purchase provides a copy of such certificates or confirmations as the Company reasonably requests.

          (d)   Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

        4.2   Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

        4.3   Securities Laws Disclosure; Publicity. Following the Closing Date, the Company will issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. The Purchaser shall not issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

        4.4   Use of Proceeds. The Company intends to use the net proceeds from the sale of the securities sold hereunder by it for working capital purposes. Proceeds from securities sold by Whitney will be retained by him.

        4.5   Indemnification of Purchasers. Unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance (collectively, "Non-Indemnifiable Claims") and subject to the provisions of this Section 4.5, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or any violations by the Company of state or federal securities laws. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing, which counsel shall be reasonably acceptable to such Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's Non-Indemnifiable Claim. The Company shall not settle any action without the prior written consent of the relevant Purchaser Party, which consent shall not be unreasonably withheld, delayed or conditioned, unless such settlement includes an unconditional release of such Purchaser Party from all liability and does not otherwise impose any obligations on such Purchaser Party.

        4.6   Reservation and Listing of Securities.

          (a)   The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. Whitney will retain sufficient shares of his common stock to cover all Warrant exercises.

          (b)   The Company shall, if applicable: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Common Stock sold hereunder and the number of Warrant Shares then issuable under the Warrants on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing upon request, and (iv) maintain the listing of such Common Stock on any date at least equal to the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents on such date on such Trading Market or another Trading Market.

        4.7   Equal Treatment of Purchasers. Except as set forth below in Section 4.10 and 4.11, no consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

        4.8   No Net Short Position. Each Purchaser agrees, severally and not jointly with any other Purchasers, that they or any Person acting at the request or direction of Purchaser, will not enter into any Short Sales (as hereinafter defined) from the period commencing on the Closing Date and ending on the date that such Purchaser no longer holds any Common Stock. For purposes of this Section 4.14, a "Short Sale" by any Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by the Purchaser, shares of Common Stock underlying that have not yet been exercised pursuant to the Warrants shall be deemed to be held long by the Purchaser, and the amount of shares of Common Stock held in a long position shall be all unexercised Warrant Shares (ignoring any exercise limitations included therein) held by such Purchaser on such date, plus any shares of Common Stock otherwise then held by such Purchaser. Additionally, each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the SEC currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the effective date of a Registration Statement with the Shares purchased hereunder is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, each Purchaser hereby agrees not to use any of the Warrant Shares to cover any short sales made prior to any effective registration.

ARTICLE V
MISCELLANEOUS

        5.1   Termination. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if a Closing has not been consummated on or before December 20, 2005.

        5.2   Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities in the name of the Purchaser.

        5.3   Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        5.4   Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern Time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern Time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

        5.5   Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

        5.6   Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

        5.7   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

        5.8   No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

        5.9   Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Palm Beach, State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for a period of two years after the Closing Date.

        5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

        5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

        5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

        5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        5.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WHITNEY INFORMATION NETWORK, INC.
By:	/s/ NICHOLAS MATURO Name: Nicholas Maturo Title: President
/s/ RUSSELL A. WHITNEY Russell A. Whitney, Individually

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[SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT

        IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Number of Units Subscribed For	Subscription Amount (Number of Units Subscribed for × $4.50)

        The Purchaser understands that the Company has the right to reject this subscription in whole or in part.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Amount:

EIN Number of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

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SECURITIES PURCHASE AGREEMENT